UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CARDINAL BANKSHARES CORPORATION
(Name of Registrant as Specified in Its Charter)

SCHALLER EQUITY PARTNERS, A NORTH CAROLINA LIMITED PARTNERSHIP
SCHALLER EQUITY MANAGEMENT, INC.
SCHALLER INVESTMENT GROUP INCORPORATED
COALITION PROXY HOLDING AND VOTING SPV, INC.
DOUGLAS E. SCHALLER
T. MAUYER GALLIMORE
BOBBY L. GARDNER, SR.
JOHN PAUL HOUSTON
CAROL S. JARRATT
R. DEVEREUX JARRATT
JAMES W. SHORTT
JOHN MICHAEL TURMAN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Invitation

Reception

Hosted by the Coalition to Improve the Bank of Floyd

& Its Board Nominees

Date: Tuesday, May 15, 2012

Time: 4 P.M. until 6 P.M.

Location: The Pine Tavern, Floyd, VA

You and your guest are cordially invited to be our guests at a reception to meet the members of the Coalition to Improve the Bank of Floyd and its Board Nominees.

We hope you can join us for heavy hors d’oeuvres. We look forward to getting together with you and your guest.

R.S.V.P. johnpaulhouston@gmail.com or telephone 540 745-3574